UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2019

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(310) 447-3870

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Item 1.01   Entry into a Material Definitive Agreement.

On April 30, 2019, Entravision Communications Corporation (the “Company”) entered into a First Amendment and Limited Waiver (the “Amendment”) to the Credit Agreement (the “2017 Credit Agreement”) dated as of November 30, 2017, by and among the Company, Bank of America, N.A., as Administrative Agent, and the other financial institutions party thereto as Lenders (collectively, the “Lenders”), which Amendment became effective on May 1, 2019. Pursuant to the Amendment, the Lenders waived any events of default that may have arisen under the 2017 Credit Agreement in connection with the Company's failure to timely deliver its financial statements and other information of the Company for the fiscal year ended December 31, 2018 (the “2018 Audited Financial Statements”), and amended the 2017 Credit Agreement, giving the Company until May 31, 2019 to deliver the 2018 Audited Financial Statements. Failure by the Company to deliver the 2018 Audited Financial Statements on or prior to May 31, 2019 would constitute an immediate event of default under the 2017 Credit Agreement.

Pursuant to the Amendment, the Company agreed to pay to the Lenders consenting to the Amendment a fee equal to 0.10% of the aggregate principal amount of the outstanding loans held by such Lenders under the 2017 Credit Agreement as of May 1, 2019. This fee totaled approximately $0.2 million.

The foregoing description of the Amendment is not complete and is qualified in its entirety by the terms and provisions of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

10.1

First Amendment and Limited Waiver, dated April 30, 2019, to Credit Agreement, dated November 30, 2017, by and among by and among the Company, Bank of America, N.A., as Administrative Agent, and the other financial institutions party thereto as Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION
Date: May 6, 2019	By:	/s/ Walter F. Ulloa
Walter F. Ulloa
Chairman and Chief Executive Officer